UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 7, 2023

Date of Report (Date of earliest event reported)

EF HUTTON ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Shipyard Drive, Suite 102 Hingham, MA	02043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 528-0767

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EFHT	The Nasdaq Stock Market LLC
Warrants	EFHTW	The Nasdaq Stock Market LLC
Rights	EFHTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 7, 2023, EF Hutton Acquisition Corporation I (the “Company”) held a special meeting of its stockholders (the “Special Meeting”), at which the stockholders voted on the following proposals, as set forth below, each of which is described in more detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2023, which was first mailed by the Company to its stockholders on or about November 15, 2023.

As of November 13, 2023, the record date for the Special Meeting, there were 6,625,147 shares of common stock of the Company entitled to be voted at the Special Meeting. There were 5,089,203 shares of common stock representing approximately 76.82% of the issued and outstanding shares of common stock present in person or represented by proxy at the Special Meeting, constituting a quorum for the Special Meeting.

The stockholders approved the Business Combination Proposal, the NTA Requirement Amendment Proposal, the Charter Amendment Proposal, the Advisory Proposals, the Nasdaq Proposal, and the Plan Proposal.

A summary of the voting results at the Special Meeting is set forth below:

1.	Proposal No. 1 — The Business Combination Proposal — to approve and adopt the merger agreement, dated as of March 3, 2023 (the “Merger Agreement”), by and among the Company, Humble Imports Inc d/b/a ECD Auto Design, a Florida corporation (“ECD”), ECD Auto Design UK, Ltd., an England and Wales corporation, EFHAC Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of EFHAC (“Merger Sub”) and Scott Wallace, as the Securityholder Representative, pursuant to which Merger Sub will merge with and into ECD, with ECD surviving the merger as a wholly-owned subsidiary of the Company (the “Business Combination”). In addition, in connection with the consummation of the Business Combination, the Company will be renamed “ECD Automotive Design, Inc.” or such other name designated by ECD by notice to the Company.

FOR	AGAINST	ABSTAIN
4,937,543	151,558	102

Proposal No. 1 was approved by the stockholders.

2.	Proposal No. 2 — The NTA Requirement Amendment Proposal — to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC.

FOR	AGAINST	ABSTAIN
5,012,101	77,000	102

Proposal No. 2 was approved by the stockholders.

3.	Proposal No. 3 — The Charter Amendment Proposal — to approve the Second Amended and Restated Certificate of Incorporation of the Company.

FOR	AGAINST	ABSTAIN
4,677,714	411,387	102

Proposal No. 3 was approved by the stockholders.

4.	Proposal No. 4 — The Advisory Proposals — to approve, on a non-binding advisory basis, four separate governance proposals relating to material differences between the Company’s Current Charter and the Amended Charter to be in effect upon the completion of the Business Combination in accordance with the requirements of the SEC.

Advisory Proposal A – to increase the number of shares of common stock that the Combined Company is authorized to issue from 101,000,000 shares, consisting of 100,000,000 shares of the Common Stock and 1,000,000 shares of preferred stock to 1,020,000,000 shares, consisting of 1,000,000,000 shares of the Combined Company Common Stock and 20,000,000 shares of preferred stock;

FOR	AGAINST	ABSTAIN
4,387,450	701,651	102

Advisory Proposal A was approved by the stockholders.

Advisory Proposal B – to change the number of classes of directors from one class to three classes with staggered terms;

FOR	AGAINST	ABSTAIN
4,312,900	776,201	102

Advisory Proposal B was approved by the stockholders.

Advisory Proposal C – to change the Company’s name to “ECD Automotive Design, Inc.” or such other name designated by ECD by notice to the Company; and

FOR	AGAINST	ABSTAIN
4,754,716	334,385	102

Advisory Proposal C was approved by the stockholders.

Advisory Proposal D – to remove the various provisions from the Current Charter applicable only to special purpose acquisition companies.

FOR	AGAINST	ABSTAIN
4,937,541	151,558	102

Advisory Proposal D was approved by the stockholders.

5.	Proposal No. 5 — The Nasdaq Proposal — to approve, for purposes of complying with Nasdaq Listing Rules 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding shares of the common stock, par value $0.0001 per share, of the Company and the resulting change in control in connection with the Business Combination.

FOR	AGAINST	ABSTAIN
4,937,093	152,008	102

Proposal No. 5 was approved by the stockholders.

6.	Proposal No. 6 — The Plan Proposal — to approve the Company’s 2023 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
4,676,824	412,277	102

Proposal No. 6 was approved by the stockholders.

Item 7.01 Regulation FD Disclosure

On December 7, 2023, the Company issued a press release (the “Press Release”) providing an update regarding stockholder redemptions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of December 7, 2023
104	Cover page interactive data file (imbedded within the Inline XBRL document)

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act both as amended. Statements that are not historical facts, including statements about the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the per share redemption price. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of the Company, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to the ability to complete the proposed business combination due to the failure to obtain approval from the Company’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of the Company’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement filed by the Company, in the final prospectus of EF Hutton Acquisition Corporation I for its initial public offering dated September 9, 2022; and in EF Hutton Acquisition Corporation I’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Company and its subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Company and ECD. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of the Company, referred to as a proxy statement/prospectus. A proxy statement/prospectus has been sent to all of the Company’s stockholders. The Company has also filed other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they contain important information about the proposed transaction.

Stockholders can obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: EF Hutton Acquisition Corporation I, at 24 Shipyard Drive, Suite 102, Hingham, MA 02043. Investors and security holders will also be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF EF HUTTON ACQUISITION CORPORATION I ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT EF HUTTON ACQUISITION CORPORATION I WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EF HUTTON ACQUISITION CORPORATION I, ECD AND THE TRANSACTIONS.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from Company’s stockholders with respect to the business combination. Information about Company’s directors and executive officers and a description of their interests in Company are included in the proxy statement/prospectus for the proposed transaction and are available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants are contained in the proxy statement/prospectus for the proposed transaction when available.

ECD and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Company in connection with the proposed business combination. Information about ECD’s directors and executive officers and information regarding their interests in the proposed transaction are included in the proxy statement/prospectus for the proposed transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of EF Hutton Acquisition Corporation I or Humble, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2023

EF HUTTON ACQUISITION CORPORATION I

	By:	/s/ Benjamin Piggott
	Name:	Benjamin Piggott
	Title:	Chairman and Chief Executive Officer